Exhibit 99.1

Monthly Noteholder’s Statement
GE Capital Credit Card Master Note Trust
Series 2004 - 1

Class A LIBOR + 0.0500% Notes
Class B LIBOR + 0.3000% Notes
Class C LIBOR + 0.5500% Notes

Pursuant to the Master Indenture, dated as of September 25, 2003 (as amended and supplemented, the “Indenture”) between GE Capital Credit Card Master Note Trust (the “Issuer”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2004 - 1 Indenture Supplement (the “Indenture Supplement”), dated as of June 23, 2004, between the Issuer and the Indenture Trustee, the Issuer is required to prepare, or cause the Servicer to prepare, certain information each month regarding current distributions to the Series 2004 - 1 Noteholders and the performance of the Trust during the previous month. The information required to be prepared with respect to the Payment Date of May 15, 2006, and with respect to the performance of the Trust during the Monthly Period ended April 21, 2006 is set forth below. Capitalized terms used herein are defined in the Indenture and the Indenture Supplement. The undersigned, an Authorized Officer of the Servicer, does hereby certify as follows:

Record Date:	05/08/2006
Monthly Period Beginning:	03/22/2006
Monthly Period Ending:	04/21/2006
Previous Payment Date:	04/17/2006
Payment Date:	05/15/2006
Interest Period Beginning:	04/17/2006
Interest Period Ending:	05/14/2006
Days in Monthly Period:	31
Days in Interest Period:	28
LIBOR Determination Date	04/12/2006
LIBOR Rate	4.90125%
Is there a Reset Date?	Yes

Reset Date #1:	03/31/2006

I. Trust Receivables Information

a.	Number of Obligors (Total Securitized) Beginning	41,052,384
b.	Number of Obligors (Total Securitized) Ending	40,094,564
c.	Average Obligor Balance (q / b)	318.76

d.	BOP Principal Receivables	12,987,576,102.59
e.	BOP Finance Charge Receivables	424,053,143.91
f.	BOP Total Receivables	13,411,629,246.50

g.	Increase in Principal Receivables from Additional Accounts	0.00
h.	Increase in Principal Activity on Existing Securitized Accounts	1,791,463,724.74
i.	Increase in Finance Charge Receivables from Additional Accounts	0.00
j.	Increase in Finance Charge Activity on Existing Securitized Accounts	277,788,058.33
k.	Increase in Total Receivables	2,069,251,783.07

l.	Decrease in Principal Receivables due to Account Removal	0.00
m.	Decrease in Principal Activity on Existing Securitized Accounts	1,998,615,211.14
n.	Decrease in Finance Charge Receivables due to Account Removal	0.00
o.	Decrease in Finance Charge Activity on Existing Securitized Accounts	270,854,394.38
p.	Decrease in Total Receivables	2,269,469,605.52

q.	EOP Aggregate Principal Receivables	12,780,424,616.19
r.	EOP Finance Charge Receivables	430,986,807.86
s.	EOP Total Receivables	13,211,411,424.05

t.	Excess Funding Account Balance	0.00

u.	Required Principal Balance	11,365,800,525.24
v.	Minimum Free Equity Amount (EOP Aggregate Principal Receivables * 4.0%)	511,216,984.65
w.	Free Equity Amount (EOP Principal Receivables - EOP Collateral Amount (II.c.ii+II.a.ii+II.b.iii))	2,229,381,309.06

II. Investor Information (Trust Level)

a. Note Principal Balance (Sum of all Series)
i.	Beginning of Interest Period	8,461,175,000.02
ii.	Increase in Note Principal Balance due to New Issuance	1,560,000,000.00
iii.	Decrease in Note Principal Balance due to Principal Paid	199,500,000.02
iv.	End of Interest Period	9,821,675,000.00

b. Excess Collateral Amount (Sum of all Series)
i.	Beginning of Interest Period	452,073,031.52
ii.	Additional Enhancement Amount	0.00
iii.	Increase in Excess Collateral Amount due to New Issuance	77,795,275.59
iv.	Reductions in Required Excess Collateral Amount	29,333,333.34
v.	Increase in Unreimbursed Investor Charge-Off	0.00
vi.	Decrease in Unreimbursed Investor Charge-Off	0.00
vii.	Increase in Unreimbursed Reallocated Principal Collections	0.00
viii.	Decrease in Unreimbursed Reallocated Principal Collections	0.00
ix.	End of Interest Period	500,534,973.77

c. Collateral Amount (Sum of all Series)
i.	End of Prior Monthly Period	9,115,341,207.43
ii.	Beginning of Interest Period (a.i + b.i)	8,913,248,031.54
iii.	Increase in Unreimbursed Investor Charge-Off	0.00
iii.	Decrease in Unreimbursed Investor Charge-Off	0.00
iv.	Increase in Unreimbursed Reallocated Principal Collections	0.00
v.	Decrease in Unreimbursed Reallocated Principal Collections	0.00
vi.	End of Interest Period (c.ii + a.ii - a.iii + (b.ii through b.iv) - c.iii - c.iv)	10,322,209,973.77

III. Trust Performance Data (Monthly Period)

a. Gross Trust Yield (Finance Charge Collections + Recoveries / BOP Principal Receivables)
i.	Current	24.2430%
ii.	Prior Monthly Period	24.0998%
iii.	Two Months Prior Monthly Period	25.5767%
iv.	Three-Month Average	24.6398%

b. Payment Rate (Principal Collections / BOP Principal Receivables)
i.	Current	14.9059%
ii.	Prior Monthly Period	14.3043%
iii.	Two Months Prior Monthly Period	15.4096%
iv.	Three-Month Average	14.8733%

c. Charge-Off Rate (Default Amount for Defaulted Accounts / BOP Principal Receivables)
i.	Current	5.7937%
ii.	Prior Monthly Period	4.4282%
iii.	Two Months Prior Monthly Period	4.5497%
iv.	Three-Month Average	4.9239%

d. Default Amount for Defaulted Accounts		62,705,025.93
e. Collections
i.	Total Trust Finance Charge Collections	250,375,176.34
ii.	Total Trust Principal Collections	1,935,910,185.21
iii.	Total Trust Collections	2,186,285,361.55

f. Delinquency Data		Percentage	Amount
i.	15-29 Days Delinquent	5.9881%	791,106,326.17
ii.	30-59 Days Delinquent	1.3651%	180,343,656.88
iii.	60-89 Days Delinquent	0.7452%	98,450,496.99
iv.	90-119 Days Delinquent	0.6257%	82,657,301.60
v.	120-149 Days Delinquent	0.5285%	69,821,534.07
vi.	150 or Greater Days Delinquent	0.4174%	55,148,425.19

IV. Series Performance Data

a.	Portfolio Yield (Fnance Charge Collections + Recoveries - Aggregate Investor Default Amount / BOP Collateral)
	i.	Current	18.5934%
	ii.	Prior Monthly Period	19.6355%
	iii.	Two Months Prior Monthly Period	21.0270%
	iv.	Three-Month Average	19.7520%

b.	Base Rate (Noteholder Servicing Fee + Admin Fee + Monthly Interest + Swap Payments -Swap Receipts / BOP Collateral)
	i.	Current	5.9189%
	ii.	Prior Monthly Period	5.3365%
	iii.	Two Months Prior Monthly Period	5.9141%
	iv.	Three-Month Average	5.7232%

c.	Excess Spread Percentage (Portfolio Yield - Base Rate)
	i.	Current	12.6745%
	ii.	Prior Monthly Period	14.2991%
	iii.	Two Months Prior Monthly Period	15.1128%
	iv.	Quarterly Excess Spread Percentage	14.0288%

V. Investor Information Regarding Distributions to Noteholders
a.	The total amount of the distribution to Class A Noteholders per $1000 Note Initial Principal Balance		3.850972

b.	The amount of the distribution set forth in paragraph a. above in respect of interest on the Class A Notes, per $1000 Note Initial Principal Balance.		3.850972

c.	The amount of the distribution set forth in paragraph a. above in respect of principal on the Class A Notes, per $1000 Note Initial Principal Balance.		0.000000

d.	The total amount of the distribution to Class B Noteholders per $1000 Note Initial Principal Balance		4.045417

e.	The amount of the distribution set forth in paragraph d. above in respect of interest on the Class B Notes, per $1000 Note Initial Principal Balance.		4.045417

f.	The amount of the distribution set forth in paragraph d. above in respect of principal on the Class B Notes, per $1000 Note Initial Principal Balance.		0.000000

g.	The total amount of the distribution to Class C Noteholders per $1000 Note Initial Principal Balance		4.239861

h.	The amount of the distribution set forth in paragraph g. above in respect of interest on the Class C Notes, per $1000 Note Initial Principal Balance.		4.239861

i.	The amount of the distribution set forth in paragraph g. above in respect of principal on the Class C Notes, per $1000 Note Initial Principal Balance.		0.000000

VI. Investor Information

a.	Class A Note Initial Principal Balance		790,000,000.00
b.	Class B Note Initial Principal Balance		110,000,000.00
c.	Class C Note Initial Principal Balance		52,500,000.00
d.	Initial Excess Collateral Amount		47,500,000.00
e.	Initial Collateral Amount		1,000,000,000.00

f.	Class A Note Principal Balance
	i.	Beginning of Interest Period	790,000,000.00
	ii.	Principal Payment	0.00
	iii.	End of Interest Period	790,000,000.00

g.	Class B Note Principal Balance
	i.	Beginning of Interest Period	110,000,000.00
	ii.	Principal Payment	0.00
	iii.	End of Interest Period	110,000,000.00

h.	Class C Note Principal Balance
	i.	Beginning of Interest Period	52,500,000.00
	ii.	Principal Payment	0.00
	iii.	End of Interest Period	52,500,000.00

i.	Excess Collateral Amount
	i.	Beginning of Interest Period	47,500,000.00
	ii.	Reduction in Excess Collateral Amount	0.00
	iii.	End of Interest Period	47,500,000.00

j.	Collateral Amount
	i.	Beginning of Interest Period	1,000,000,000.00
	ii.	Increase/Decrease in Unreimbursed Investor Charge-Offs	0.00
	iii.	Increase/Decrease in Reallocated Principal Collections	0.00
	iv.	Reduction in Excess Collateral Amount	0.00
	v.	Principal Payments	0.00
	vi.	End of Interest Period	1,000,000,000.00
	vii.	Collateral Amount as a Percentage of Note Trust Principal Balance	7.8245%
	viii.	Amount by which Note Principal Balance exceeds Collateral Amount	N/A

k.	Required Excess Collateral Amount		47,500,000.00

VII. Investor Charge-Offs and Reallocated Principal Collections
(Section references relate to Indenture Supplement)

a.	Beginning Unreimbursed Investor Charge-Offs		0.00
b.	Current Unreimbursed Investor Defaults		0.00
c.	Current Unreimbursed Investor Uncovered Dilution Amount		0.00
d.	Current Reimbursement of Investor Charge-Offs pursuant to Section 4.4(a)(vii)		0.00
e.	Ending Unreimbursed Investor Charge-Offs		0.00
f.	Beginning Unreimbursed Reallocated Principal Collections		0.00
g.	Current Reallocated Principal Collections pursuant to Section 4.7		0.00
h.	Current Reimbursement of Reallocated Principal Collections pursuant to Section 4.4(a)(vii)		0.00
i.	Ending Unreimbursed Reallocated Principal Collections		0.00

VIII. Investor Percentages - BOP Balance and Series Account Information

a.	Allocation Percentage Numerator - for Finance Charge Collections and Default Amounts		1,000,000,000.00

b.	Allocation Percentage Numerator - for Principal Collections		1,000,000,000.00

c.	Allocation Percentage Denominator
	i.	Aggregate Principal Receivables Balance	12,987,576,102.59
	ii.	Number of Days at Balance	9
	iii.	Aggregate Principal Receivables Balance on Reset Date 1	12,845,745,598.68
	iv.	Number of Days at Balance	22
	v.	Average Principal Balance	12,886,922,196.59

d.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to Finance Charge Collections and Default Amounts		10,551,043,307.13

e.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to Principal Collections		11,365,800,525.24

f.	Allocation Percentage, Finance Charge Collections and Default Amount (a. / greater of c.v. or d.)		7.7598%
g.	Allocation Percentage, Principal Collections (b. / greater of c.v. or e.)		7.7598%
h.	Series Allocation Percentage		9.9833%

IX.	Collections and Allocations	Trust	Series

a.	Finance Charge Collections	250,375,176.34	19,428,624.81
b.	Recoveries	12,006,229.53	931,659.97
c.	Principal Collections	1,935,910,185.21	150,222,850.40
d.	Default Amount	62,705,025.93	4,865,787.58
e.	Dilution	161,703,584.87	12,547,882.45
f.	Investor Uncovered Dilution Amount	0.00	0.00
g.	Available Finance Charge Collections
	i.	Investor Finance Charge Collections	19,428,624.81
	ii.	Excess Finance Charge Collections allocable to Series 2004 - 1	0.00
	iii.	Principal Accumulation Account Investment Proceeds	0.00
	iv.	Investment earnings in the Reserve Account	0.00
	v.	Reserve Account Draw Amount	0.00
	vi.	Net Swap Receipts	661,844.39
	vii.	Recoveries	931,659.97
h.	Available Finance Charge Collections (Sum of g.i through g.vii)		21,022,129.17
i.	Total Collections (c.Series + h.)		171,244,979.57
j.	Total Finance Charge Collections deposited in the Collection Account		3,048,047.15
	(net of any amounts distributed to Transferor and owed to Servicer)

X. Application of Available Funds pursuant to Section 4.4(a) of the Indenture Supplement

a.	Available Finance Charge Collections		21,022,129.17

i.	On a pari passu basis:
	a.	Payment to the Indenture Trustee, to a maximum of $25,000	0.00
	b.	Payment to the Trustee, to a maximum of $25,000	0.00
	c.	Payment to the Administrator, to a maximum of $25,000	34.94

ii.	To the Servicer:
	a.	Noteholder Servicing Fee	1,666,666.67
	b.	Noteholder Servicing Fee previously due but not paid	0.00
	c.	Total Noteholder Servicing Fee	1,666,666.67

iii.	On a pari passu basis:
	a.	Class A Monthly Interest	3,042,268.06
	b.	Class A Deficiency Amount	0.00
	c.	Class A Additional Interest	0.00
	d.	Class A Additional Interest not paid on prior Payment Date	0.00
	e.	Class A Net Swap Payments	0.00
	f.	Class A Net Swap Payments not paid on a prior Payment Date	0.00

iv.	On a pari passu basis:
	a.	Class B Monthly Interest	444,995.83
	b.	Class B Deficiency Amount	0.00
	c.	Class B Additional Interest	0.00
	d.	Class B Additional Interest not paid on prior Payment Date	0.00
	e.	Class B Net Swap Payments	0.00
	f.	Class B Net Swap Payments not paid on a prior Payment Date	0.00

v.	On a pari passu basis:
	a.	Class C Monthly Interest	222,592.71
	b.	Class C Deficiency Amount	0.00
	c.	Class C Additional Interest	0.00
	d.	Class C Additional Interest not paid on prior Payment Date	0.00
	e.	Class C Net Swap Payments	0.00
	f.	Class C Net Swap Payments not paid on a prior Payment Date	0.00

vi.	To be treated as Available Principal Collections
	a.	Aggregate Investor Default Amount	4,865,787.58
	b.	Aggregate Investor Uncovered Dilution Amount	0.00

vii.	To be treated as Available Principal Collections, to the extent not previously reimbursed
	a.	Investor Charge-offs	0.00
	b.	Reallocated Principal Collections	0.00

viii.	Excess of Required Reserve Account Amount Over Available Reserve Account Amount			0.00
ix.	Amounts required to be deposited to the Spread Account			0.00

x.	On a pari passu basis:
	a.		Partial or early termination or other additional amount owed to Class A Swap Counterparty	0.00
	b.		Partial or early termination or other additional amount owed to Class B Swap Counterparty	0.00
	c.		Partial or early termination or other additional amount owed to Class C Swap Counterparty	0.00

xi.	Unless an Early Amortization Event has occured, amounts that have not been paid pursuant to (a)(i) above			0.00

xii.	The balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and first will be available for allocation to other Series in Group One and, second, paid to the Transferor, to be applied in accordance with Section 8.6 of the Indenture unless:			10,779,783.38
	a.		There is an Early Amortization Period, in which case Excess Finance Charge Collections will be used to pay Monthly Principal; or	0.00
	b.		GE Capital’s long-term unsecured debt rating is Aa2 or lower by Moody’s or AA or lower by S&P and the Free Equity Amount is less than the Minimum Free Equity Amount, in which case Excess Finance Charge Collections will be deposited to the Excess Funding Account up to such shortfall	0.00

XI. Excess Finance Charge Collections (Group One)

a.	Total Excess Finance Charge Collections in Group One			99,269,669.98
b.	Finance Charge Shortfall for Series 2004 - 1			0.00
c.	Finance Charge Shortfall for all Series in Group One			0.00
d.	Excess Finance Charges Collections Allocated to Series 2004 -1			0.00

XII. Available Principal Collections and Distributions (Section references relate to Indenture Supplement)

a.	Investor Principal Collections			150,222,850.40
b.	Less: Reallocated Principal Collections for the Monthly Period pursuant to Section 4.7			0.00
c.	Plus: Shared Principal Collections allocated to this Series			0.00
d.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi)			4,865,787.58
e.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vii)			0.00
f.	Plus: During an Early Amortization Period, the amount of Available Finance Charge Collections used to pay principal on the Notes pursuant to Section 4.4(a)(xii)			0.00

g.	Available Principal Collections (Deposited to Principal Account)			155,088,637.98
	i.		During the Revolving Period, Available Principal Collections treated as Shared Principal Collections Pursuant to Section 4.4(b)	155,088,637.98
	ii.		During the Controlled Accumulation Period, Available Principal Collections deposited to the Principal Accumulation Account pursuant to Section 4.4(c)(i),(ii)	0.00
	iii.		During the Early Amortization Period, Available Principal Collections deposited to the Distribution Account pursuant to Section 4.4(c)	0.00
	iv.		Series Shared Principal Collections available to Group One pursuant to Section 4.4(c)(iii)	155,088,637.98
	v.		Principal Distributions pursuant to Section 4.4(e) in order of priority
		a.	Principal paid to Class A Noteholders	0.00
		b.	Principal paid to Class B Noteholders	0.00
		c.	Principal paid to Class C Noteholders	0.00
	vi.		Total Principal Collections Available to Share (Inclusive of Series 2004 -1)	1,485,974,882.77
	vii.		Series Principal Shortfall	0.00
	viii.		Shared Principal Collections allocated to this Series from other Series	0.00

XIII. Series 2004 - 1 Accumulation

a.	Controlled Accumulation Period Length in months (scheduled)			10.00
b.	Controlled Accumulation Amount			0.00
c.	Controlled Deposit Amount			0.00
d.	Accumulation Shortfall			0.00
e.	Principal Accumulation Account Balance
	i.		Beginning of Interest Period	0.00
	ii.		Controlled Deposit Amount	0.00
	iii.		Withdrawal for Principal Payment	0.00
	iv.		End of Interest Period	0.00

XIV. Reserve Account Funding (Section references relate to Indenture Supplement)

a.	Reserve Account Funding Date (scheduled)		6/14/2006
b.	Required Reserve Account Amount (.50% of Note Principal Balance beginning on Reserve Account Funding Date)		0.00
c.	Beginning Available Reserve Account Amount		0.00
d.	Reserve Draw Amount		0.00
e.	Deposit pursuant to 4.4(a)(viii) the excess of b. over c.		0.00
f.	Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(d)		0.00
g.	Withdrawal for Reserve Acco Surplus paid to Transferor pursuant to Section 4.10(e)		0.00
h.	Ending Available Reserve Account Amount		0.00

XV. Spread Account Funding (Section references relate to Indenture Supplement)

a.	Spread Account Percentage		0.00%
b.	Required Spread Account Amount		0.00
c.	Beginning Available Spread Account Amount		0.00
d.	Withdrawal pursuant to 4.11 (a) - Section 4.4(a)(v) Shortfall		0.00
e.	Withdrawal pursuant to 4.11 (b) - Class C Expected Principal Payment Date		0.00
f.	Withdrawal pursuant to 4.11 (c) - Early Amortization Event		0.00
g.	Withdrawal pursuant to 4.11 (d) - Event of Default		0.00
h.	Deposit pursuant to 4.4 (a)(ix) - Spread Account Deficiency		0.00
i.	Withdrawal pursuant to 4.11 (f) - Spread Acco Surplus Amount		0.00
j.	Ending Available Spread Account Amount		0.00

XVI. Series Early Amortization Events

a.	The Free Equity Amount is less than the Minimum Free Equity Amount		No
	Free Equity:
	i.	Free Equity Amount	2,229,381,309.06
	ii.	Minimum Free Equity Amount	511,216,984.65
	iii.	Excess Free Equity Amount	1,718,164,324.41

b.	The Note Trust Principal Balance is less than the Required Principal Balance		No
	Note Trust Principal Balance:
	i.	Note Trust Principal Balance	12,780,424,616.19
	ii.	Required Principal Balance	11,365,800,525.24
	iii.	Excess Principal Balance	1,414,624,090.95

c.	The three-month average Portfolio Yield is less than three-month average Base Rate		No
	Portfolio Yield:
	i.	Three month Average Portfolio Yield	19.7520%
	ii.	Three month Average Base Rate	5.7232%
	iii	Excess Spread over Base Rate	14.0288%

d.	The Note Principal Balance is outstanding beyond the Expected Principal Payment Date		No
	i.	Expected Principal Payment Date	06/15/2007
	ii.	Current Payment Date	05/15/2006

IN WITNESS WHEREOF, the undersigned has duly executed this Monthly Noteholder’s Statement as of the 10th day of May 2006.

GE MONEY BANK, as Servicer

By:

Name:	Lisa Giegel
Title:	SVP and Controller